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                     PHL Variable Accumulation Account II
                       Phoenix Portfolio Advisor/SM(R)/

This supplement should be read with the prospectus dated April 7, 2008 and the supplement dated August 5, 2008.

            The following change is effective on November 14, 2008:

.. The following investment option is closed to new investment on November 14, 2008. The disclosure on page one of your prospectus is revised as follows:

     Franklin Global Communications Securities Fund/1/

     /1/Closed to new investment on November 14, 2008.

.. The paragraph entitled "Franklin Global Communications Securities Fund-Class
  2" on page A-4 of Appendix A - Investment Options is deleted and replaced with the following:

     Franklin Global Communications Securities Fund - Class 2
     (Closed to new investment on November 14, 2008)
     The Fund's investment goals are capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of communications companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities.

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Dated: November 14, 2008  Please keep this supplement for future reference.
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